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                                                                  Exhibit 10.55



                                   AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement (the "Amendment") is entered into as of December 27, 1999, between Kellstrom Industries, Inc., a Delaware corporation (the "Company"), and Fred von Husen, an individual (the "Employee").


                                    RECITALS

         The Company and the Employee are parties to that certain Employment Agreement entered into as of October 25, 1996 (the "Employment Agreement"), pursuant to which the Employee is employed as an Executive Vice President of the Company. The Company and the Employee desire to amend the Employment Agreement on the terms and conditions set forth in this Amendment.


                               TERMS OF AGREEMENT

         In consideration of the above recitals and the mutual promises herein contained, the Company and the Employee hereby agree as follows:

         1. Effective as of January 1, 2000, Section 3(b)(ii) of the Employment Agreement is amended in its entirety by deleting such section and substituting the following:

                  "(ii) ANNUAL COMPANY BONUS. For each calendar year commencing with the year ending December 31, 2000, at the end of which year the Employee is employed by the Company:

                           (A) If the Net Income (as hereinafter defined) of the Company for such year is an amount equal to the Company's target net income as determined in the sole discretion of the Board (or the Executive Committee) for such year (the "Target"), the Employee shall be entitled to a bonus in an amount of $90,000. For purposes of this Agreement, "Net Income" shall mean actual net income, as determined by the Company in its sole discretion in accordance with GAAP.

                           (B) If the Net Income of the Company for such year is more than the Target and less than 125% of the Target, the Employee shall be entitled to a bonus as calculated below:

                  B    =    $90,000 + [$90,000 x 2 x (NI - T)]
                                                 ------------
                                                      T



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                  where:

                  B = the bonus earned in such year.

                  T = the Target for such year.

                  NI = the Net Income of the Company for such year.

                           (C) If the Net Income of the Company for such year is equal to or greater than 125% of the Target, the Employee shall be entitled to a bonus in the amount of $135,000.

                           (D) If the Net Income of the Company for such year is greater than 75% of the Target but less than the Target, the Employee shall be entitled to a bonus as calculated below:

                  B    =    $90,000 - [$90,000 x 4 x (T - NI)]
                                                 ------------
                                                       T
                  where:

                  B = the bonus earned in such year.

                  T = the Target for such year.

                  NI = the Net Income of the Company for such year.

                           (E) If the Net Income of the Company for such year is equal to or less than 75% of the Target, the Employee shall not be entitled to a bonus."

         2. Except as expressly amended hereby, all of the terms and conditions of the Employment Agreement shall continue in full force and effect.

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument.




                         [SIGNATURES ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                    KELLSTROM INDUSTRIES, INC.




                                    By: /s/ W. Penny
                                        ----------------------------------------
                                        Name:  W. Penny
                                        Title: VP HR


                                    EMPLOYEE



                                    /s/ Fred von Husen
                                    --------------------------------------------
                                    Fred von Husen



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